EXHIBIT 32

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Buckle, Inc. (the “Company”) on Form 10-K for the period ended January 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis H. Nelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /s/ DENNIS H. NELSON
Dennis H. Nelson
Chief Executive Officer
March 28, 2012

In connection with the Annual Report of The Buckle, Inc. (the “Company”) on Form 10-K for the period ended January 28, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karen B. Rhoads, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/ KAREN B. RHOADS
Karen B. Rhoads
Principal Accounting Officer
March 28, 2012